EXHIBIT  23.1



                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 2001 relating to the consolidated financial statements and financial statement schedules of Peter Kiewit Sons', Inc., which appears in Peter Kiewit Sons', Inc.'s Annual Report on Form 10-K for the year ended December 30, 2001.



                                           /s/ PricewaterhouseCoopers LLP
                                           PRICEWATERHOUSECOOPERS LLP
Omaha, Nebraska
October 2, 2001